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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference in the registration statement on Form S-8 of our report dated January 21, 1999, on our audits of the financial statements of EarthWeb Inc. as of December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."



                                                      PricewaterhouseCoopers LLP



New York, New York
March 17, 1999